SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 6, 2002

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  Exhibits:

See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE

On August 7, 2002, each of the Principal Executive Officer, Richard A. Abdoo, and Principal Financial Officer, Paul Donovan, of Wisconsin Energy Corporation submitted to the Securities and Exchange Commission sworn statements dated August 6, 2002 pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: August 7, 2002	Stephen P. Dickson -- Controller, Chief Accounting
Officer and duly authorized officer

WISCONSIN ENERGY CORPORATION
(Commission File No. 001-09057)

EXHIBIT INDEX
to
CURRENT REPORT ON FORM 8-K

Date of Report: AUGUST 6, 2002

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

99.1 Statement Under Oath of Principal Executive Officer dated August 6, 2002.

99.2 Statement Under Oath of Principal Financial Officer dated August 6, 2002.